Exhibit 10.20

SCHEDULE 2.03

Existing Credit Agreements

1. The following Seven-Year Evergreen Revolving Credit Agreements, each dated as of the dates and in the amounts identified below, made by and between the Company and the financial institutions identified below:

Financial Institution	Date of Agreement	Amount
ABN AMRO Bank N.V.	December 20, 1996	$16,000,000
JPMorgan Chase Bank, N.A.	December 20, 1996	$25,000,000
Bank of Tokyo – Mitsubishi Ltd.	December 20, 1996	$12,000,000
Bank of America, N.A. (1)	December 20, 1996	$20,000,000
JPMorgan Chase Bank, N.A. (2)	December 20, 1996	$25,000,000
Northern Trust	March 1, 2000	$15,000,000
U.S. Bank National Association	December 20, 1996	$20,000,000
Wells Fargo Bank, N.A. (3)	December 20, 1996	$15,000,000

(1)	Successor to First National Bank of Boston
(2)	Successor to BankOne, N.A., successor to First National Bank of Chicago
(3)	Successor to Norwest Bank Minnesota, National Association

2. The following Revolving Credit Agreements (previously titled “364-Day Revolving Credit Agreements”), each dated as of the dates and in the amounts identified below, made by and between the Company and the financial institutions identified below:

Financial Institution	Date of Agreement	Amount
ABN AMRO Bank N.V.	March 1, 2000	$30,000,000
Bank of Tokyo – Mitsubishi Ltd.	December 20, 1996	$18,000,000
Citibank N.A.	January 15, 2003	$30,000,000
Northern Trust	March 1, 2000	$10,000,000
U.S. Bank National Association (1)	December 20, 1996	$10,000,000
Wells Fargo Bank, N.A. (2)	December 20, 1996	$10,000,000

(1)	Successor to First Bank National Association
(2)	Successor to Norwest Bank Minnesota, National Association

SCHEDULE 3.01: H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES	NOTES:
AS OF DECEMBER 3, 2005	* — Inactive
L — In Liquidation

TAX NBR	HYP NBR	SUBSIDIARY	JURISDICTION OF ORGANIZATION	OWNERSHIP	% OWNED	NOTE
UNITED STATES/CANADA

001	700	H.B. Fuller Company	United States
	774	North America Global Adhesives
	159	Powder Coatings North America
	166	Window Division
	431	Branch: Indonesia
003	439	H.B. Fuller International Inc.	United States	H.B. Fuller Company	100.00
	430	Branch: Hong Kong
011	155	Specialty Constructions Brands, Inc.	United States	H.B. Fuller Company	100.00
013	701	H.B. Fuller Licensing & Financing, Inc.	United States	H.B. Fuller Company	100.00
023	150	Adalis Corporation	United States	H.B. Fuller Company	100.00
	152	Branch: Netherlands
022	147	H.B. Fuller Automotive Company	United States	H.B. Fuller Company	100.00
263	778	H.B. Fuller Canada Holding Co.	Canada	H.B. Fuller Company	100.00
264	779	H.B. Fuller Canada Investment Co.	Canada	H.B. Fuller Canada Holding Co.	100.00
219	775	H.B. Fuller Canada (partnership)	Canada	H.B. Fuller Canada Holding Co.	99.99
				H.B. Fuller Canada Investment Co.	0.01

			EFTEC
024	145	EFTEC North America, LLC	United States	H.B. Fuller Automotive Company	70.00
028	148	Autotek Sealants, Inc.	United States	EFTEC North America, LLC	100.00
239	141	EFTEC Latin America	Panama	EFTEC North America, LLC	88.50
243	140	EFTEC Brasil Ltda.	Brazil	EFTEC Latin America	99.90
				EFTEC North America, LLC	0.10
283		EFTEC Cipatex Adesivos e Laminados S.A.	Brazil	EFTEC Brasil Ltda.	50.00
260		Grupo Placosa EFTEC, S.A. de C.V.	Mexico	EFTEC North America, LLC	33.33
240		EFTEC Europe Holding AG	Switzerland	EFTEC North America, LLC	30.00
244		EFTEC AG	Switzerland	EFTEC Europe Holding AG	100.00
245		EFTEC Sarl	France	EFTEC Europe Holding AG	100.00
247		EFTEC Ltd.	U.K.	EFTEC Europe Holding AG	100.00
248		EFTEC NV.	Belgium	EFTEC Europe Holding AG	100.00
249		EFTEC S.A.	Spain	EFTEC Europe Holding AG	100.00
284		EFTEC Engineering GmbH	Germany	EFTEC Europe Holding AG	100.00
285		EFTEC Engineering AB	Sweden	EFTEC Europe Holding AG	100.00
286		D Plast - EFTEC a.s.	Czech Republic	EFTEC Europe Holding AG	50.00
287		Zao Plastol	Ukraine	D Plast - EFTEC a.s.	85.00
288		D Plast - EFTEC RT	Russia	D Plast - EFTEC a.s.	60.00
289		D Plast - EFTEC NN	Russia	D Plast - EFTEC a.s.	100.00
293		D Plast - EFTEC SK, s.r.o.	Slovakia	D Plast - EFTEC a.s.	100.00
241		EFTEC Asia Pte. Ltd.	Singapore	EFTEC Europe Holding AG	60.00
				H.B. Fuller Automotive Company	20.00
250		EFTEC (Thailand) Co., Ltd.	Thailand	EFTEC Asia Pte. Ltd.	100.00
251		Changchun EFTEC Chemical Products Ltd.	China	EFTEC Asia Pte. Ltd.	60.00
259		Shanghai EFTEC Chemical Products Ltd.	China	EFTEC Asia Pte. Ltd.	60.00
290		EFTEC Shroff India Ltd.	India	EFTEC Asia Pte. Ltd.	49.00

			ASIA-PACIFIC
191	501	H.B. Fuller Company Australia Pty. Ltd.	Australia	H.B. Fuller Company	100.00
204	428	H.B. Fuller (China) Adhesives Ltd.	China	H.B. Fuller Adhesives Mauritius Ltd	99.00
281	449	H.B. Fuller (Shanghai) Trading Ltd.	China	H.B. Fuller Adhesives Mauritius Ltd	100.00
282	450	H.B. Fuller (Shanghai) Consulting Ltd.	China	H.B. Fuller Company	100.00
220		H.B. Fuller India Private Limited	India	H.B. Fuller Company	99.90	*
194	432	H.B. Fuller Japan Company, Ltd.	Japan	H.B. Fuller Company	100.00
291		Sekisui Fuller Co., Ltd.	Japan	H.B. Fuller Company	40.00
221	448	H.B. Fuller Korea, Ltd.	Korea	H.B. Fuller Company	100.00

SCHEDULE 3.01: H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES	NOTES:
AS OF DECEMBER 3, 2005	* — Inactive
L — In Liquidation

TAX NBR	HYP NBR	SUBSIDIARY	JURISDICTION OF ORGANIZATION	OWNERSHIP	% OWNED	NOTE
223	434	H.B. Fuller (Malaysia) Sdn. Bhd.	Malaysia	H.B. Fuller Company	100.00	L
292	453	H.B. Fuller Adhesives Mauritius Ltd	Mauritius	H.B. Fuller Company	80.00
192	445	H.B. Fuller Company (N.Z.) Ltd.	New Zealand	H.B. Fuller Company	99.90
217	441	H.B. Fuller (Philippines), Inc.	Philippines	H.B. Fuller Company	93.68
230	442	HBF Realty Corporation	Philippines	H.B. Fuller Company	40.00
190	436	H.B. Fuller Taiwan Co., Ltd.	Taiwan	H.B. Fuller Company	100.00
218	437	H.B. Fuller (Thailand) Co., Ltd.	Thailand	H.B. Fuller Company	99.90
199		Multi-Clean (Lebanon) S.A.R.L.	Lebanon	H.B. Fuller Company	100.00	*
200		H.B. Fuller Lebanon S.A.R.L.	Lebanon	H.B. Fuller Company	100.00	*

			EUROPE
177	902	H.B. Fuller Austria Produktions GesmbH	Austria	H.B. Fuller Benelux B.V.	90.00
				H.B. Fuller Company	10.00
275	901	H.B. Fuller Austria GesmbH	Austria	H.B. Fuller Benelux B.V.	90.00
				H.B. Fuller Company	10.00
176	903	H.B. Fuller France SAS	France	H.B. Fuller Benelux B.V.	100.00
273	909	H.B. Fuller Deutschland Holding GmbH	Germany	H.B. Fuller Benelux B.V.	100.00
172	911	H.B. Fuller Deutschland Produktions GmbH	Germany	H.B. Fuller Deutschland Holding GmbH	90.00
				H.B. Fuller Company	10.00
274	910	H.B. Fuller Deutschland GmbH	Germany	H.B. Fuller Deutschland Holding GmbH	100.00
	919	Branch: Poland
175		Isar-Rakoll Chemie, GmbH	Germany	H.B. Fuller Deutschland Produktions GmbH	100.00	*
267	913	H.B. Fuller Finance (Ireland)	Ireland	H.B. Fuller Europe GmbH	100.00
271	906	H.B. Fuller Italia Holding s.r.l.	Italy	H.B. Fuller Benelux B.V.	100.00
202	908	H.B. Fuller Italia Produzione s.r.l.	Italy	H.B. Fuller Italia Holding s.r.l.	100.00
272	907	H.B. Fuller Italia s.r.l.	Italy	H.B. Fuller Italia Holding s.r.l.	100.00
178	900	H.B. Fuller Benelux B.V.	Netherlands	H.B. Fuller Canada Holding Co.	100.00
	920	Branch: Switzerland
276	921	H.B. Fuller Portugal - SGPS, Lda.	Portugal	H.B. Fuller Benelux B.V.	90.00
				H.B. Fuller Company	10.00
277	924	Proadec Productos Quimicos, S.A.	Portugal	H.B. Fuller Portugal - SGPS Lda.	100.00
278	922	H. B. Fuller Portugal, Produtos Químicos, S.A.	Portugal	H.B. Fuller Portugal - SGPS Lda.	100.00
279	923	Isar-Rakoll, S.A.	Portugal	H.B. Fuller Portugal - SGPS Lda.	100.00
184	904	H.B. Fuller Espana, S.A.	Spain	H.B. Fuller Company	100.00
280	925	Proadec Quimicos Espana, S.A.	Spain	H.B. Fuller Espana, S. A.	100.00
183	905	H.B. Fuller Sverige AB	Sweden	H.B. Fuller Benelux B.V.	100.00
222	365	H.B. Fuller Schweiz AG	Switzerland	H.B. Fuller Deutschland Produktions GmbH	100.00	L
268	912	H.B. Fuller Europe GmbH	Switzerland	H.B. Fuller Benelux B.V.	99.00
				H.B. Fuller Canada Holding Co.	1.00
179	916	H.B. Fuller Holdings Limited	U.K.	H.B. Fuller Company	100.00
269	918	H.B. Fuller Group Limited	U.K.	H.B. Fuller Holdings Limited	100.00
255	372	H.B. Fuller U.K. Operations Ltd.	U.K.	H.B.Fuller Group Ltd	100.00
254	914	H.B. Fuller U.K. Ltd.	U.K.	H.B. Fuller U.K. Operations Ltd.	100.00
270	915	H.B. Fuller U.K. Manufacturing Limited	U.K.	H.B. Fuller U.K. Operations Ltd.	100.00
266		Datac Ltd.	U.K.	H.B. Fuller U.K. Operations Ltd.	100.00	*
225	358	H.B.F. Ltd.	U.K.	H.B. Fuller U.K. Operations Ltd.	100.00	*
226	160	H.B. Fuller Powder Coatings Limited	U.K.	H.B. Fuller U.K. Operations Ltd.	100.00
		Branch: UAE
235	165	Powderstore Limited	U.K.	H.B. Fuller U.K. Operations Ltd.	100.00

			LATIN AMERICA
144	776	H.B. Fuller Mexico, S.A.	Mexico	H.B. Fuller Company	100.00
166	267	Centro de Pinturas Glidden-Protecto, S.A.	Panama	H.B. Fuller Company	100.00
168	265	Fabrica de Pinturas Glidden, S.A.	Panama	H.B. Fuller Company	100.00

SCHEDULE 3.01: H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES	NOTES:
AS OF DECEMBER 3, 2005	* — Inactive
L — In Liquidation

TAX NBR	HYP NBR	SUBSIDIARY	JURISDICTION OF ORGANIZATION	OWNERSHIP	% OWNED	NOTE
236		H.B. Fuller Holding Panama Co.	Panama	H.B. Fuller Company	100.00
165		Glidden Panama S.A.	Panama	H.B. Fuller Holding Panama Co.	100.00	*
170		Distribuidora Americana, S.A.	Ecuador	H.B. Fuller Company	100.00	*

SCHEDULE 3.01: H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES	NOTES:
AS OF DECEMBER 3, 2005	* — Inactive
L — In Liquidation

TAX NBR	HYP NBR	SUBSIDIARY	JURISDICTION OF ORGANIZATION	OWNERSHIP	% OWNED	NOTE
100	261	Kativo Chemical Industries, S.A.	Panama	H.B. Fuller Company	100.00

			Kativo Consolidated Subsidiaries
149	230	H.B. Fuller Argentina, S.A.	Argentina	Kativo Chemical Industries, S.A.	98.00
				H.B. Fuller Company	2.00
152	225	H.B. Fuller Bolivia, Ltda.	Bolivia	Kativo Chemical Industries, S.A.	50.00	*
				Chemical Supply Corporation	50.00
147	231	H.B. Fuller Brazil, Ltda.	Brazil	Chemical Supply Corporation	51.27
				Kativo Chemical Industries, S.A.	48.72
				Kativo de Panama, S.A.	0.01
148	232	Adhesivos H.B. Fuller (Sul) Ltda.	Brazil	Chemical Supply Corporation	99.81	*
				Kativo Chemical Industries, S.A.	0.15
				H.B. Fuller Brazil, Ltda.	0.04
146	233	H.B. Fuller Chile, S.A.	Chile	Kativo Chemical Industries, S.A.	99.99
				Minority	0.01
151	226	H.B. Fuller Colombia, Ltda.	Colombia	Kativo Chemical Industries, S.A.	98.00
				Minority	2.00
111	247	Kativo Costa Rica, S.A.	Costa Rica	Kativo Chemical Industries, S.A.	100.00
113	253	Reca Quimica, S.A.	Costa Rica	Kativo Chemical Industries, S.A.	100.00
137	235	H.B. Fuller Centroamerica, S.A.	Costa Rica	Kativo Chemical Industries, S.A.	100.00
252		Resistol, S.A.	Costa Rica	Kativo Chemical Industries, S.A.	100.00	*
139	237	H.B. Fuller Caribe, S.A.	Dominican Republic	Kativo Chemical Industries, S.A.	90.60	*
				Chemical Supply Corporation	8.82
				Kativo Panama, S.A.	0.01
				Kativo Honduras, S.A.	0.01
				H.B. Fuller Centroamerica, S.A.	0.01
				Olga Ferrer	0.54
				Juan Bancalari	0.01
145	227	H.B. Fuller Ecuador, S.A.	Ecuador	Kativo Chemical Industries, S.A.	50.00	*
				Chemical Supply Corporation	50.00
110	248	Kativo Industrial de El Salvador, S.A.	El Salvador	Kativo Chemical Industries, S.A.	80.00
				Chemical Supply Corporation	20.00
136	238	H.B. Fuller El Salvador, S.A.	El Salvador	Kativo Chemical Industries, S.A.	80.00	*
				Chemical Supply Corporation	20.00
163		Deco Tintas de El Salvador, S.A.	El Salvador	Kativo Chemical Industries, S.A.	80.00	*
				Chemical Supply Corporation	20.00
106	249	Kativo Comercial de Guatemala, S.A.	Guatemala	Kativo Chemical Industries, S.A.	80.00
				Chemical Supply Corporation	20.00
135	239	H.B. Fuller Guatemala, S.A.	Guatemala	Chemical Supply Corporation	100.00	*
242		Resistol, S.A.	Guatemala	H.B. Fuller Guatemala, S.A.	100.00	*
116	250	Kativo de Honduras, S.A.	Honduras	Kativo Chemical Industries, S.A.	69.29
				Fuller Istmena, S.A.	30.65
				H.B. Fuller Panama, S.A.	0.02
				Kativo de Panama, S.A.	0.02
				Chemical Supply Corporation	0.02
140	240	H.B. Fuller Honduras, S.A.	Honduras	Kativo Chemical Industries, S.A.	20.00	*
				Fuller Istmena, S.A.	20.00
				Kativo de Panama, S.A.	20.00
				H.B. Fuller Panama, S.A.	20.00
				Chemical Supply Corporation	20.00
114	251	Industrias Kativo de Nicaragua, S.A.	Nicaragua	Kativo Chemical Industries, S.A.	99.99
				Minority	0.01
138		H.B. Fuller Nicaragua, S.A.	Nicaragua	Kativo Chemical Industries, S.A.	99.80	*
				Minority	0.20
102	272	Chemical Supply Corporation	Panama	Kativo Chemical Industries, S.A.	100.00
127		Kativo de Panama, S.A.	Panama	Kativo Chemical Industries, S.A.	100.00	*
130		Fuller Istmena, S.A.	Panama	Kativo de Panama, S.A.	100.00	*

SCHEDULE 3.01: H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES	NOTES:
AS OF DECEMBER 3, 2005	* — Inactive
L — In Liquidation

TAX NBR	HYP NBR	SUBSIDIARY	JURISDICTION OF ORGANIZATION	OWNERSHIP	% OWNED	NOTE
134		Deco Tintas Comerciales, S.A.	Panama	Kativo Chemical Industries, S.A.	100.00	*
142	244	H.B. Fuller Panama, S.A.	Panama	Kativo Chemical Industries, S.A.	100.00	*
164		Deco Tintas de Panama, S.A.	Panama	Kativo Chemical Industries, S.A.	100.00	*
104		Chemical Supply Peruana, S.A.	Peru	Chemical Supply Corporation	99.99	L
				Minority	0.01
150	228	H.B. Fuller Peru, S.A.	Peru	Kativo Chemical Industries, S.A.	99.00
				Minority (Peru atty)	1.00
265	270	H.B. Fuller Caribbean	Puerto Rico	H.B. Fuller Caribe (Dominicana)	100.00	*
208	234	H.B. Fuller Uruguay, S.A.	Uruguay	Kativo Chemical Industries	100.00	*
209	229	H.B. Fuller Venezuela, C.A.	Venezuela	Kativo Chemical Industries, S.A.	100.00	*

SCHEDULE 3.06

Disclosed Matters

None

Schedule 6.01: Existing Indebtedness - Part 1

H. B. Fuller Company : Current debt details (excludes Private Placements)

Borrowers	Jurisdictions	Maximum Principal Amount	Currency	Tenor	Transaction Type	Lender
H. B. Fuller Company	USA	10,000,000	USD		Over Draft Facility	JP Morgan Chase
H.B. Fuller Colombia Ltda.	Colombia	3,000,000	USD	6 months	Short term omnibus line	Citibank
Kativo Comercial de Guatemala S.A.	Guatemala	1,300,000	USD	1 year	Short term omnibus line	Citibank
H.B. Fuller Costa Rica	Costa Rica	1,000,000	USD	1 year	Short term omnibus line	Citibank
Centro de Pinturas Glidden S.A.	Panama	500,000	USD	1 year	Short term omnibus line	Citibank
Reca Quimica, S.A.	Costa Rica	500,000	USD	1 year	Short term omnibus line.	Citibank
Kativo de Honduras S.A.	Honduras	1,500,000	USD	1 year	Short term omnibus line.	Citibank
Fabrica de Pinturas Glidden, S.A.	Panama	2,000,000	USD	1 year	Short term omnibus line.	Citibank
Centro de Pinturas Glidden S.A.	Panama	500,000	USD	1 year	Short term omnibus line.	Citibank
H.B. Fuller Brasil Ltda.	Brazil	4,000,000	USD	1 year	Short term omnibus line.	Citibank
Kativo Costa Rica, S.A.	Costa Rica	1,000,000	USD	1 year	Short term omnibus line.	Citibank
H.B. Fuller Chile S.A.	Chile	2,500,000,000	CLP	1 year	Short term omnibus line.	Citibank
H.B. Fuller Chile S.A.	Chile	300,000,000	CLP	1 year	Overdraft	Citibank
H.B. Fuller Argentina SAIC	Argentina	2,000,000	USD	1 year	Short term omnibus line.	Citibank
H.B. Fuller Argentina SAIC	Argentina	500,000	ARS	1 year	Standby letter of credit & bank guarantee issuance.	Citibank
Kativo Industrial de El Salvador S.A.	El Salvador	300,000	USD	1 year	Short term omnibus line.	Citibank
Kativo de Nicaragua, S.A.	Nicaragua	200,000	USD	1 year	Short term omnibus line.	BAC
HBF Canada	Canada	1,000,000	US Dollars	1 year (expires 12/31/2005) being renewed	Lines of credit with HBF parent guarantee	JP Morgan Chase
HBF Deutschland GmbH	Germany	1,000,000	EURO	1 year (expires 12/31/2005) being renewed	Lines of credit with HBF parent guarantee	Commerzbank (Confort Letter)
HBF Italia s.r.l.	Italy	300,000	EURO	1 year (expires 12/31/2005) being renewed	Lines of credit with HBF parent guarantee	Instituto Bancario San Paolo de Torino
HBF Italia Produzione s.r.l.	Italy	300,000	EURO	1 year (expires 12/31/2005) being renewed	Lines of credit with HBF parent guarantee	Instituto Bancario San Paolo de Torino
HBF Australia	Australia	5,000,000	AUD	1 year (expires 12/31/2005) being renewed	Lines of credit with HBF parent guarantee	Westpac Banking
HBF New Zealand	New Zealand	5,000,000	NZ	1 year (expires 12/31/2005) being renewed	Lines of credit with HBF parent guarantee	Westpac Banking Corp.
H.B. Fuller Thailand	Thailand	400,000	US Dollars	1 year (expires 12/31/2005) being renewed	Lines of credit with HBF parent guarantee	Bank of Tokyo-Mitsubishi
H.B.Fuller China	China	1,000,000	US Dollars	1 year (expires 12/31/2005) being renewed	Lines of credit with HBF parent guarantee	Bank of Tokyo-Mitsubishi
HBF Korea	Korea	1,000,000	US Dollars	1 year (expires 12/31/2005) being renewed	Lines of credit with HBF parent guarantee	Bank of Tokyo-Mitsubishi
HBF Philippines	Philippines	1,000,000	US Dollars	1 year (expires 12/31/2005) being renewed	Lines of credit with HBF parent guarantee	Bank of Tokyo-Mitsubishi
HBF Philippines	Philippines	1,700,000	US Dollars	1 year (expires 12/31/2005) being renewed	Lines of credit with HBF parent guarantee	Bank of Tokyo-Mitsubishi
H.B.Fuller China	China	2,000,000	US Dollars	1 year (expires 12/31/2005) being renewed	Lines of credit with HBF parent guarantee	Bank of China
HBF Hong Kong	China	1,000,000	USD	1 year (expires 12/31/2005) being renewed	Lines of credit with HBF parent guarantee	UFJ
HB Fuller Company	Chicago	30,000,000	EUR	1 day	Intra-day Facility : Umbrella	ABN AMRO Bank
HB Fuller GmbH	Frankfurt	1,000,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller France SA	Paris	457,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller (DE) Produktions GmbH	Frankfurt	1,000,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Europe GmBH	WCS CA NL	850,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Europe GmBH	Paris	200,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Europe GmBH	Zurich	500,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Europe GmBH	Frankfurt	5,650,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Europe GmBH	Vienna	1,000,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Europe GmBH	Stockholm	100,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Europe GmBH	Portugal	1,000,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Italy Subs	Milan	3,500,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller UK Ltd	London	2,700,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller UK Ltd	London	5,500,000	GBP	1 day	Intra-day	ABN AMRO Bank
HB Fuller Austria Produktions GmbH	Vienna	1,000,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Austria GmbH	Vienna	1,000,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Benelux BV	WCS CA NL	500,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Benelux BV	Brussels	100,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Spain Subs	Madrid	600,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Sverige AB	Stockholm	500,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Company	Chicago	25,000,000	EUR	Short -UFN	General Banking Line: Umbrella	ABN AMRO Bank
HB Fuller Finance (Ireland)	WCS CA NL	12,000,000	EUR	Short -UFN	Overdraft	ABN AMRO Bank
HB Fuller Finance (Ireland)	London	2,000,000	GBP	Short -UFN	Overdraft	ABN AMRO Bank
HB Fuller Manufacturing UK Ltd	GTA EU	80,000	GBP	Short -UFN	NCSG / SBLCs	ABN AMRO Bank
HB Fuller Manufacturing UK Ltd	London	500,000	GBP	Short -UFN	General Guarantees	ABN AMRO Bank
HB Fuller Powder Coatings Ltd	GTA EU	40,000	GBP	Short -UFN	NCSG / SBLCs	ABN AMRO Bank
HB Fuller Powder Coatings Ltd	London	500,000	GBP	Short -UFN	General Guarantees	ABN AMRO Bank
HB Fuller Europe GmBH	Zurich	650,000	CHF	Apr-07	NCSG / SBLCs	ABN AMRO Bank
HB Fuller Europe GmBH	GTA EU	1,000,000	EUR	Short -UFN	Other Guarantees / Bonds	ABN AMRO Bank
HB Fuller Company	Chicago	30,000,000	USD		OBSI	ABN AMRO Bank
HB Fuller Finance (Ireland)	Dublin	15,000,000	USD	1 year	OBSI ST	ABN AMRO Bank
HB Fuller (DE) Produktions GmbH	Frankfurt	150,000	EUR	Short -UFN	Overdraft	ABN AMRO Bank
HB Fuller (DE) Produktions GmbH	Frankfurt	100,000	EUR	Short -UFN	Documentary LC	ABN AMRO Bank

Schedule 6.01: Existing Indebtedness - Part 2

H. B. Fuller Company: Letters of Credit

Letter of Credit in favor of	Bank	Amount (Principal)
Lumberman’s	JPMorgan Chase	1,495,000.00
Lumberman’s	JPMorgan Chase	296,148.00
Rizal Commercial	UFJ Bank	1,700,000.00
Zurich North America	Bank of Tokyo-Mitsubishi	1,200,000.00
City of Gainesville	JPMorgan Chase	5,000.00
Sentry Insurance Workers Comp	JPMorgan Chase	1,000,000.00
Village of Wauconda, IL	JPMorgan Chase	500,000.00

Schedule 6.02: Existing Liens

No Liens to report

Schedule 6.04: Existing Investments with or loans with HBF Finance (Ireland)

As of December 3rd

Cashflow Value Date	Counterparty	Currency	Amount
Local Account: CASHPOOL PARS ACC
Counterparty: HBFF
		EUR	1.51
	12/4/2005 HBFF
Counterparty: HBFF-AUSTRIA
		EUR	-6,793,688.26
	12/4/2005 HBFF-AUSTRIA
Counterparty: HBFF-BENNL
		EUR	14,770,105.61
	12/4/2005 HBFF-BENNL
Counterparty: HBFF-CANADA
		EUR	-0.2
	12/4/2005 HBFF-CANADA
Counterparty: HBFF-COATINGS-LTD
		EUR	-123,243.27
	12/4/2005 HBFF-COATINGS-LTD
Counterparty: HBFF-COMPANY
		EUR	-10.17
	12/4/2005 HBFF-COMPANY
Counterparty: HBFF-ESPANA
		EUR	-2,482,682.89
	12/4/2005 HBFF-ESPANA
Counterparty: HBFF-EURG
		EUR	48,877,163.00
	12/4/2005 HBFF-EURG
Counterparty: HBFF-EUROPEESP
		EUR	-0.05
	12/4/2005 HBFF-EUROPEESP
Counterparty: HBFF-EUROPESWD
		EUR	1.67
	12/4/2005 HBFF-EUROPESWD
Counterparty: HBFF-FRANC-SA
		EUR	-757,659.25
	12/4/2005 HBFF-FRANC-SA
Counterparty: HBFF-GMBH
		EUR	-44,391,898.93
	12/4/2005 HBFF-GMBH
Counterparty: HBFF-HOL-GMBH
		EUR	55,173,930.63
	12/4/2005 HBFF-HOL-GMBH
Counterparty: HBFF-HOL-ITL
		EUR	-43,638.27
	12/4/2005 HBFF-HOL-ITL
Counterparty: HBFF-ITALIA-DISB
		EUR	-181,632.15
	12/4/2005 HBFF-ITALIA-DISB
Counterparty: HBFF-MANU-LTD
		EUR	-10,028,922.04
	12/4/2005 HBFF-MANU-LTD

Schedule 6.04: Existing Investments with or loans with HBF Finance (Ireland)

As of December 3rd

Cashflow Value Date	Counterparty	Currency	Amount
Counterparty: HBFF-PORT-922
		EUR	-522.98
	12/4/2005 HBFF-PORT-922
Counterparty: HBFF-PORT-923
		EUR	-19.65
	12/4/2005 HBFF-PORT-923
Counterparty: HBFF-POWDER
		EUR	-22,355.33
	12/4/2005 HBFF-POWDER
Counterparty: HBFF-PRODAT
		EUR	-12,076,393.15
	12/4/2005 HBFF-PRODAT
Counterparty: HBFF-PRODGMBH
		EUR	-38,783,126.92
	12/4/2005 HBFF-PRODGMBH
Counterparty: HBFF-PRODITL
		EUR	-2,061,856.56
	12/4/2005 HBFF-PRODITL
Counterparty: HBFF-SESAME
		EUR	-0.13
	12/4/2005 HBFF-SESAME
Counterparty: HBFF-SVERIGE
		EUR	92,116.57
	12/4/2005 HBFF-SVERIGE
Counterparty: HBFF-UK-COMM
		EUR	-16,978,776.27
	12/4/2005 HBFF-UK-COMM
Counterparty: HBFF-UK-LTD
		EUR	0.23
	12/4/2005 HBFF-UK-LTD

Local Account: HBFF AUD CASHPOOL ACC
Counterparty: HBFF-FULLAUD
		AUD	5,339,512.25
	12/4/2005 HBFF-FULLAUD

Local Account: HBFF CAD CASHPOOL ACC
Counterparty: HBFF
		CAD	0
	12/4/2005 HBFF
Counterparty: HBFF-CANADA
		CAD	-12,226,930.11
	12/4/2005 HBFF-CANADA
Counterparty: HBFF-EURG
		CAD	0.01
	12/4/2005 HBFF-EURG
Counterparty: HBFF-SESAME
		CAD	-16,504,914.38
	12/4/2005 HBFF-SESAME

Schedule 6.04: Existing Investments with or loans with HBF Finance (Ireland)

As of December 3rd

Cashflow Value Date	Counterparty	Currency	Amount
Local Account: HBFF CHF CASHPOOL ACC
Counterparty: HBFF-EURG
		CHF	0
	12/4/2005 HBFF-EURG

Local Account: HBFF EUR CASHPOOL ACC
Counterparty: HBFF-EURG
		EUR	0
	12/4/2005 HBFF-EURG
Counterparty: HBFF-GMBH
		EUR	-0.01
	12/4/2005 HBFF-GMBH
Counterparty: HBFF-ITALIA-DISB
		EUR	-11.5
	12/4/2005 HBFF-ITALIA-DISB
Counterparty: HBFF-ITALIA-SR
		EUR	-0.01
	12/4/2005 HBFF-ITALIA-SR
Counterparty: HBFF-UK-LTD
		EUR	-0.28
	12/4/2005 HBFF-UK-LTD

Local Account: HBFF GBP CASHPOOL ACC
Counterparty: HBFF
		GBP	0
	12/4/2005 HBFF
Counterparty: HBFF-COATINGS-LTD
		GBP	-728,228.89
	12/4/2005 HBFF-COATINGS-LTD
Counterparty: HBFF-EURG
		GBP	-1,556,663.20
	12/4/2005 HBFF-EURG
Counterparty: HBFF-GROUP
		GBP	7,565,801.84
	12/4/2005 HBFF-GROUP
Counterparty: HBFF-HOLDINGS-LTD
		GBP	704,578.74
	12/4/2005 HBFF-HOLDINGS-LTD
Counterparty: HBFF-MANU-LTD
		GBP	177,652.19
	12/4/2005 HBFF-MANU-LTD
Counterparty: HBFF-POWDER
		GBP	221,687.13
	12/4/2005 HBFF-POWDER
Counterparty: HBFF-UK-COMM
		GBP	188,269.73
	12/4/2005 HBFF-UK-COMM
Counterparty: HBFF-UK-LTD
		GBP	1,433,851.88
	12/4/2005 HBFF-UK-LTD

Schedule 6.04: Existing Investments with or loans with HBF Finance (Ireland)

As of December 3rd

Cashflow Value Date	Counterparty	Currency	Amount
Local Account: HBFF JPY CASHPOOL ACC
Counterparty: HBFF-JAPAN
		JPY	-260,000,000.00
	12/4/2005 HBFF-JAPAN
Counterparty: HBFF-JAPAN-ADH
		JPY	0
	12/4/2005 HBFF-JAPAN-ADH
Counterparty: HBFF-SEKISUI
		JPY	0
	12/4/2005 HBFF-SEKISUI

Local Account: HBFF NZD CASHPOOL ACC
Counterparty: HBFF-NZ-LTD
		NZD	-456,963.74
	12/4/2005 HBFF-NZ-LTD

Local Account: HBFF SEK CASHPOOL ACC
Counterparty: HBFF-SVERIGE
		SEK	-322,232.24
	12/4/2005 HBFF-SVERIGE

Local Account: HBFF USD CASHPOOL ACC
Counterparty: HBFF-COMPANY
		USD	6.58
	12/4/2005 HBFF-COMPANY
Counterparty: HBFF-EURG
		USD	0
	12/4/2005 HBFF-EURG
Counterparty: HBFF-HK
		USD	-3,248,227.43
	12/4/2005 HBFF-HK
Counterparty: HBFF-PANA
		USD	-3,796,046.92
	12/4/2005 HBFF-PANA
Counterparty: HBFF-PHP
		USD	23.27
	12/4/2005 HBFF-PHP

Schedule 6.08: Restrictive Agreements

H. B. Fuller Company

H. B. Fuller Company currently has the following Agreements in place that contains restrictions

Umbrella Agreement by and between EMS – Chemie Holding AG and H. B. Fuller Company (EFTEC Joint Venture), dated February 13, 1997.

This agreement contains restrictions on change in control (ownership), sale of assets and payment of dividends.

Shareholders Agreement for H. B. Fuller Adhesives Mauritius Ltd., by and between Sekisui Chemical Co., Ltd., and H. B. Fuller Company dated February 12, 2005.

This agreement contains restrictions on major decisions, capital contributions and distributions, as well as certain covenants and restrictions on “Transfer”.